Exhibit 10.6

Patent Security Agreement

Patent Security Agreement, dated as of January 29, 2015 by Marathon Patent Group, Inc. and the undersigned entities (collectively, the “Pledgor”), in favor of DBD Credit Funding LLC, in its capacity as collateral agent pursuant to the Revenue Sharing and Securities Purchase Agreement (in such capacity, the “Collateral Agent”).

W i t n e s s e t h:

Whereas, the Pledgor is party to a Security Agreement of even date herewith (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgor is required to execute and deliver this Patent Security Agreement;

Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Revenue Sharing and Securities Purchase Agreement, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.  Grant of Security Interest in Patent Collateral.  The Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral:

(a) all of the Company’s existing and future acquired Patents, including, but not limited to, the items listed on Schedule A attached hereto; and

(b) all Proceeds of any and all of the foregoing.

SECTION 3.  Security Agreement.  The security interests granted to the Collateral Agent pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement, and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interests in the Patents made and granted hereby are set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.  Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.  Delivery of an executed counterpart of a signature page of this Patent Security Agreement by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Patent Security Agreement.

 [Signature page follows]

In Witness Whereof, the Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

Pledgor:

MARATHON PATENT GROUP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

SAMPO IP, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

RELAY IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

CYBERFONE SYSTEMS, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

VANTAGE POINT TECHNOLOGY, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

CRFD RESEARCH, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

E2E PROCESSING, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES II, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

SIGNAL IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

HYBRID SEQUENCE IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

PME ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SOEMS ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

IP LIQUIDITY VENTURES ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

IP LIQUIDITY VENTURES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

DA ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

DYNAMIC ADVANCES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

CLOUDING CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

TLI ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

TLI COMMUNICATIONS LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

MEDTECH GROUP ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

TLIF, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

Accepted and Agreed:
DBD Credit Funding LLC
as Collateral Agent

By:           /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

SCHEDULE A
PATENTS

The confidential portion has been so omitted and filed separately with the Securities and Exchange Commission (“SEC”).